Financing Receivables net (Details Narrative) - USD ($)	6 Months Ended
	Jun. 30, 2025	Jun. 30, 2024
Financing Receivables, net
Interest rate descriptions	The initial term of the financing receivables was 12 months with maturity in June 2023 and annual interest of 6.5%. The financing receivables were subsequently renewed in both June 2023 and June 2024 for an additional 12 months each with annual interest of 4.8%
Principal amount	$ 2,314,342
Financing receivable with fair value	46,861,913
Net financing interest income	620,442	$ 860,149
Financing receivable carrying value	$ 44,518,817